UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 3, 2008

Cirrus Logic, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-17795	77-0024818
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2901 Via Fortuna, Austin, Texas		78746
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	512-851-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On November 2, 2007, Cirrus Logic, Inc. (the "Company") announced that it had received a letter from the Division of Enforcement of the United States Securities and Exchange Commission (the "SEC") indicating that the SEC was conducting a formal investigation of the Company regarding historical stock option practices. On March 3, 2008, the Company received written notice that the staff of the SEC has completed this investigation of the Company and does not intend to recommend any enforcement action by the SEC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cirrus Logic, Inc.

March 3, 2008	By:	Thurman K. Case

Name: Thurman K. Case
Title: Chief Financial Officer